INNOVATE / LICENSE / PROTECT

www.VringoIP.com

Vringo and Innovate/Protect Complete Merger

Vringo

Cautionary Note Regarding Forward-Looking Statements: Statements in this presentation regarding the merger between Vringo, Inc. ("Vringo") and Innovate/Protect, Inc. ("Innovate/Protect"); the potential value created by the merger for our stockholders; the potential of the combined company's technology platform; our ability to raise capital to fund our combined operations and business plan; the continued listing of our securities on the NYSE MKT; market acceptance of our products; our ability to protect our intellectual property rights; competition from other providers and products; our ability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; the combined company's management and board of directors; and any other statements about our management team's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the inability to realize the potential value created by the merger for our stockholders; our inability to raise capital to fund our combined operations and business plan; our inability to maintain the listing of our securities on the NYSE MKT; the potential lack of market acceptance of our products; our inability to protect our intellectual property rights; potential competition from other providers and products; our inability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; and other risks and uncertainties more fully described in Vringo's Annual Report on Form 10-K for the year ended December 31, 2011, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and its Current Report on Form 8-K filed on July 20, 2012, each as filed with the U.S. Securities and Exchange Commission ("SEC"), as well as the other filings that Vringo makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the definitive proxy statement/prospectus filed with the SEC on June 21, 2012.

In addition, the statements in this presentation reflect our expectations and beliefs as of the date of this presentation. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this presentation.

Safe Harbor Statement

Vringo

Global distribution platform for mobile social applications and services.

Over 1 billion mobile interactions per year take place on Vringo's rapidly growing applications and services.


Facetones
1,000,000+ Downloads
Video Ringtones
400,000+ Subscribers
Vringo
Branded Apps
Heineken and Nokia
Reality TV App
Star Academy
Multiple Revenue Streams
Monthly Recurring
Software Licenses
Advertising
One-Time Fees

Vringo at a Glance

Valuable Patent Portfolio with 20+ Patent Applications Filed and 3 Issued

US PATENT NO. 8,041,401 — 1. Mobile Video Sharing

Technology relating to mobile video sharing on newer smartphone handsets

US PATENT NO. 7,877,746 — 2. Application Installation

Ability to personalize app installation files for specific individual users

US PATENT APPLICATION NO. 12/186,592 — 3. Advertising Click to Call

Technology for displaying a mobile advertising clip and enabling the user to initiate a call with one click to the advertiser.

Carrier Partnerships	Handsets	Content Providers	Advertising
verizon, etisalat, orange, maxis, vodafone, docomo	ZTE中兴, NOKIA Connecting People, Apple	EMI, Universal Music Group, Warner Music Group, Turner	millennialmedia, admob, commission junction, mobclix

DEC. 21, 2011 PRESS RELEASE

"Vringo expects to strengthen its IP portfolio with new patents in 2012."

Merger completion reflects a strong strategic move in this direction

Vringo at a Glance

Vringo

Right Place, Right Time

- Merger at intersection of two high profile technology sectors: Mobile Social + Intellectual Property

Combining Innovation

- Innovation Platform + 2 proven technology pioneers

Combining Strong Patent Portfolios

- Foundational patents covering internet search and advertising + mobile advertising and video sharing

Current Litigation

- I/P Engine vs. Google, AOL, Gannett, IAC & Target
- Proven litigation team
- Jury trial scheduled for October 16th, 2012
- Unprecedented case provides significant potential upside in near term

Merger Highlights

Vringo

INNOVATE / PROTECT INC.

The Innovate/Protect Inc. ("I/P") patent portfolio was acquired from Lycos, Inc.

- The patented technology covers the ranking of search results and the placement of search advertising results
- I/P Engine (a wholly owned subsidiary of Vringo) is in litigation to protect its patents
- Markman ruling filed on June 15, 2012
- Trial scheduled for October 16, 2012

The I/P Team

Andrew "Ken" Lang & Donald Kosak

- Former CTOs of Lycos
- Inventors of I/P Patents and Mobile Technology

Donald E. Stout

- Co-Founder of NTP, Inc.
- Licensed NTP's technology to Research in Motion (RIM) for $612.5mm

David L. Cohen

- Former Senior Litigation Counsel at Nokia
- Managed successful world-wide litigation against Apple

I/P Engine Litigation

- I/P Engine is a wholly-owned subsidiary of Vringo
- On September 15, 2011, I/P Engine filed a patent infringement lawsuit against five companies, including Google and AOL, in the Eastern District of Virginia
- I/P Engine is in litigation to enforce its patents and the lawsuit alleges infringement of patents purchased from Lycos, Inc.
- The patented technology covers the placement of advertisements
- This technology is Google's "primary source of revenue"
- Markman ruling filed on June 15, 2012
- Trial scheduled for October 16, 2012



Case 2:11-cv-00512-RAJ -FBS Document 1 Filed 09/15/11 Page 1 of 27 PageID# 1

FILED

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

2011 SEP 15 A 10:40

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

I/P ENGINE, INC.,

Plaintiff,

v.

AOL, INC.,
GOOGLE, INC.,
IAC SEARCH & MEDIA, INC.,
GANNETT COMPANY, INC., and
TARGET CORPORATION,

Defendants.

Civ. Action No. 2:11cv512-RAJ/FBS

COMPLAINT

Jury Trial Demanded

Plaintiff I/P Engine, Inc. ("I/P Engine") hereby makes this complaint against Defendants AOL, Inc. ("AOL"), Google, Inc. ("Google"), IAC Search & Media, Inc. ("IAC"), Gannett Company, Inc. ("Gannett"), and Target Corporation ("Target") as follows:

Innovate/Protect's Patented Technology

Vringo

I/P Engine's Patents, acquired from Lycos, cover the combination of:

- An advertisement's content relevance to a search query
- Click-through rates from prior users relative to that advertisement


United States Patent

One example of Google's use of the patented keyword relevance technology

Quality Score is a measure of how relevant a keyword is to ad text and to what a user is searching for. The Quality Score for Google [includes]:

- The relevance of the keyword and the matched ad to the search query;
- The historical click through rate (CTR) of the keyword and the matched ad on the Google domain


Google
AdWords Help
Understanding ad position
How ad position is determined

Google's Chief Economist explains the technology

- Hal Varian, Google's Chief Economist, Explains Search Advertising With Google: "What is Quality Score?"



http://www.youtube.com/watch?v=BSd_2gfsFCs

- Varian stated that Google's "primary source of revenue" comes from selling advertisements that are related to the search queries

Use of Patented Technology by Google

Vringo

I/P Engine is seeking a reasonable royalty from each defendant for:


< the full past damages period, which under law, begins up to six years prior to filing the Complaint, September 15, 2005, through the conclusion of the trial, plus...
... the period through the remaining life of the patents in 2016 >
SEPT 2005
SEPT 2011
2016
Past Damages Period: Six Years Prior to Filing Complaint

A reasonable royalty award is typically determined by multiplying:

The infringer's total sales of the infringing product (normally the portion attributable to the invention)	X	A reasonable royalty rate	=	AWARD


SEP 15: Complaint filed
FEB 15: Scheduling order issued
JUN 4: Markman hearing
Jun 15: Markman ruling
OCT 16: Trial
SEP 2011
OCT 2011
NOV 2011
DEC 2011
JAN 2012
FEB 2012
MAR 2012
APR 2012
MAY 2012
JUN 2012
JUL 2012
AUG 2012
SEP 2012
OCT 2012
NOV 14: Answers filed
DEC: Document discovery began
APR 12: Opening claim construction briefs
SEP: Pre-trial and summary judgment motions
NOV 4: Joint stipulation
MAY 3: Reply claim construction briefs
MAY 17: Joint submission
SEP 4: End of fact discovery

- We expect the defendants will make several attempts to avoid trial.
- The case is on the "Rocket Docket" in the Eastern District of Virginia.
- During the Markman process, the court interpreted the patent claims and established the boundary markings of the claimed technologies.
- Each claim comprises a set of limitations: specific terms or phrases that define the technology covered by the claim.
- The parties will apply the claim construction when presenting the case to the jury.

Timeline & Schedule

Vringo

I/P's Proven Litigation Team

	Headlines	Result
Donald E. Stout Director & Chair, Intellectual Property Committee	NTP Rattles BlackBerry Users With 'Unthinkable' Shutdown Threat (Bloomberg, 12/15/2005) Settlement Reached in BlackBerry Patent Case (Associated Press/MSNBC, 3/3/2006)	**$612.5mm** licensing settlement
David L. Cohen Special Counsel	Nokia, Apple Settle Patent Litigation (Forbes, 6/14/2011) Apple to Pay Nokia Big Settlement Plus Royalties in Patent Dispute (The Guardian, 6/14/2011)	**$715mm** settlement plus ongoing royalties*
Dickstein Shapiro LLP I/P Litigation Counsel	J.&J. Unit Is Told to Pay $482 Million to New Jersey Doctor in Patent Case (The New York Times, 1/28/2011) Boston Scientific Loses $431 Million Verdict on Stent (Bloomberg, 2/12/2008)	**$900mm+** in jury awards

Featured in: The New York Times, msnbc, theguardian, Bloomberg, AP, Forbes

* Estimated, June 15, 2011, Alliance Bernstein analyst Pierre Ferragu

Andrew Perlman	Chief Executive Officer & Director	Former Head of Digital, Classic Media Former VP of Global Digital Business Development, EMI Music George Washington University, B.A.
Andrew "Ken" Lang	Chief Technology Officer, President & Director	Former CEO and CTO of Innovate/Protect Former CEO, Lightspace Former CTO, Lycos Duke University, B.S. (4); Carnegie Mellon University, M.S.
Alexander R. Berger	Chief Operating Officer, Secretary & Director	Former COO and CFO of Innovate/Protect Former VP, Hudson Bay Capital Former Aide, The White House George Washington University, B.A.
David L. Cohen	Special Counsel	Former Senior Litigation Counsel, Nokia Former Attorney, Skadden; and Lerner David Johns Hopkins University, B.A., M.A.; Cambridge, M.Phil.; University College, London, M.A.; Northwestern University, J.D.
Clifford Weinstein	Executive Vice President	Former Partner, Maxim Group Fordham University, B.A.
Ellen Cohl, CPA, MBA	Chief Financial Officer & Treasurer	Former VP Finance, Virtual Communities (NASDAQ: VCIX) Former Auditor, Deloitte & Touche LLP New York University, B.S.; Baruch College CUNY, MBA

Combined Management Team

Vringo

Seth "Yossi" Siegel	Chairman	Co-Founder, The Beanstalk Group Co-Founder and Partner, Sixpoint Partners Cornell University, B.S.; Cornell Law School, J.D.
John Engelman	Director and Chair, Compensation Committee	Founder & CEO, Classic Media Former CEO, Broadway Video Harvard College, B.A.; Harvard Law School, J.D.
H. Van Sinclair	Director and Chair, Audit Committee	President & CEO, The RLJ Companies Former Acting President, Charlotte Bobcats Former Partner-in-Charge of Litigation, Arent Fox PLLC University of Rochester, B.A., M.B.A. George Washington University, J.D.
Donald E. Stout	Director and Chair, IP Committee	Co-founder, NTP Inc. Partner, Antonelli Terry Stout & Kraus LLP Former patent examiner, USPTO Pennsylvania State University, B.S.; George Washington University, J.D.
Andrew Perlman	Chief Executive Officer & Director	
Andrew "Ken" Lang	Chief Technology Officer, President & Director	
Alexander R. Berger	Chief Operating Officer, Secretary & Director	

Combined Board of Directors

Vringo

Investors

Cliff Weinstein
Executive Vice President
Vringo, Inc.
(646) 794-4226
cliff@vringo.com

Media

Caroline L. Platt
The Hodges Partnership
(804) 788-1414 (o)
(804) 317-9061 (m)
cplatt@hodgespart.com
www.VringoIP.com.

Website

www.VringoIP.com

Contact Information

Vringo